UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2004

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3150 Sabre Drive
Southlake, Texas 76092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.
(Former name or former address, if changed since last report.)

Item 9.                    Regulation FD Disclosure

On May 5, 2004, Sabre Holdings Corporation (the “Company”) issued a news release, attached hereto as Exhibit 99.1, announcing that on May 4, 2004, Sabre Travel Network signed a five-year Global Distribution System (“GDS”) subscriber agreement with IAC Global, LLC, a subsidiary of Expedia, Inc. and an indirect subsidiary of InterActiveCorp.

Over the term of the agreement, we expect the Sabre® GDS to process a substantial portion of the GDS bookings made through the Expedia network.

We do not expect 2004 revenue from this agreement to be significant to our financial statements.

Attached hereto as Exhibit 99.2 is a document containing scripted Questions and Answers that the Company intends to use when discussing this contract with representatives of the financial community.

Exhibit(s)

Exhibit	Description
99.1	Press Release entitled “Sabre Travel Network and Expedia Announce Multi-year Agreement” issued by Sabre Travel Network on May 5, 2004.

99.2	Scripted Questions and Answers (Q&A) dated May 5, 2004, to be used by Sabre Holdings Corporation for discussions with representatives of the financial community.

All of the information furnished in this report and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report and the accompanying exhibits which are not purely historical facts, including statements about Expedia bookings expected to be processed by the Sabre GDS, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.

All forward-looking statements are based upon information available to Sabre Holdings on the date of this report.  Sabre Holdings undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to computer systems conversions and airlines or other suppliers potentially limiting their use of certain travel distribution providers.  Sabre Holdings may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of our most recent filing on Form 10-K with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

By:	/s/ James F. Brashear
Name:	James F. Brashear
Title:	Corporate Secretary

Date: May 5, 2004

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release entitled “Sabre Travel Network and Expedia Announce Multi-year Agreement” issued by Sabre Travel Network on May 5, 2004.

99.2	Scripted Questions and Answers (Q&A) dated May 5, 2004, to be used by Sabre Holdings Corporation for discussions with representatives of the financial community.